借款合同

甲方：三明市明都大酒店有限公司

乙方：三明华健生物工程有限公司

甲、乙双方就借款合同一事，经友好协商，达成协议如下：

一、　乙方向甲方借款人民币叁佰伍拾万元。

二、　借款期限贰年。从2007年1月1日起至2008年12月31止。

三、　借款利息为年利率7.5%。该利息于借款期限届满前一次性付清。

四、　甲方的权利和义务：

1、甲方应于本协议签订之日起3日内，将乙方所借款项支付给乙方。

2、借款期限内，甲方不得无故提前解除合同，不得要求乙方提前还款。

五、　乙方的权利和义务：

1、借款期限届满后，乙方应及时返还甲方的借款。

2、乙方应按合同中约定的期限向甲方支付利息。

六、本合同未尽事宜，经双方协商一致，可另行签订补充合同，补充合同与本合同有同等法律效力。

甲方：（印章：三明市明都大酒店有限公司）

2007年1月1日

乙方：（印章：三明华健生物工程有限公司）

2007年1月5日